Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the ‘‘Report’’) by MDwerks Inc. (the ‘‘Registrant’’), I, Adam Friedman, Chief Financial Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: November 23, 2009	/s/ Adam Friedman
Adam Friedman, Chief Financial Officer (Principal Financial Officer)